Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

HF	DGA Absolute Return ETF
listed on NYSE Arca, Inc.

December 14, 2023

Supplement to the Summary Prospectus dated June 30, 2023, and the Statutory Prospectus dated June 30, 2023, as previously supplemented

Effective immediately, the Average Annual Returns table under the heading “Performance” is revised to read as follows:

Average Annual Total Returns For the Periods Ended December 31, 2022:

	1 Year	Since Inception (11/26/2018)
Return Before Taxes	9.39%	12.24%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	11.15%
S&P Target Risk Moderate Index (reflects no deduction for fees, expenses, or taxes)	-14.20%	3.89%

The Fund is changing its primary benchmark to select a new benchmark (S&P Target Risk Moderate Index) that is more appropriately tailored to the Fund’s investment strategy. The Fund’s investment objective and strategy remain unchanged.

Please retain this Supplement for future reference.